UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 25, 2018

Date of Report

(Date of earliest event reported)

TRAVELCENTERS OF AMERICA LLC

(Exact name of registrant as specified in its charter)

DELAWARE	001-33274	20-5701514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24601 Center Ridge Road, Westlake, Ohio, 44145

(Address of principal executive offices, including zip code)

440-808-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐            Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

In this Current Report on Form 8-K, the term the “Company” refers to TravelCenters of America LLC and its consolidated subsidiaries.

Item 8.01.  Other Events.

On February 26, 2018, the Company issued a press release announcing that Barry M. Portnoy, a Managing Director of the Company, died on February 25, 2018. A copy of the Company’s press release is attached as Exhibit 99.1 hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

99.1	Press release dated February 26, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRAVELCENTERS OF AMERICA LLC

Date: February 26, 2018	By:	/s/ Andrew J. Rebholz
Andrew J. Rebholz
Chief Executive Officer